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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



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         Date of Report (Date of earliest event reported): JUNE 6, 1997
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                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



 MASSACHUSETTS                        0-23668                  04-2987600
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(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)           Identification No.)
incorporation)


      32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
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      (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (508) 777-4247
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ITEM 5.   OTHER EVENTS.
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      On June 6, 1997, the Registrant publicly disseminated a press release announcing that it expects a higher net loss than it anticipated for the second quarter ending June 30, 1997. Factors contributing to this result include: repair and maintenance of the first Ibis 1000; use of the second Ibis 1000 for SIMOX-SOI development; and lower than anticipated orders. As a consequence, based upon information currently available to the Registrant, the Registrant currently anticipates that the fiscal 1997 second quarter net loss per share will be between $0.12 and $0.16. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibit.

 99.1      The Registrant's Press Release dated June 6, 1997.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IBIS TECHNOLOGY CORPORATION
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                                        (Registrant)



Date: June 9, 1997                      /s/ Timothy Burns
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                                        Timothy Burns
                                        Chief Financial Officer





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                                  EXHIBIT INDEX
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Exhibit                                                           Sequential
Number                  Description                               Page Number
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99.1                    The Registrant's Press Release                 5
                        dated June 6, 1997
















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